Exhibit 10.1

FIRST ADDENDUM TO FACILITY LETTER NO. CM/01/LESAKABRIDGE/2024

1. PARTIES

1.1. FIRSTRAND BANK LIMITED (Reg. No. 1929/001225/06) ("the Bank")

1.2. LESAKA TECHNOLOGIES PROPRIETARY LIMITED (Reg. No. 2002/031446/07) ("the Borrower")

2. RECORDAL

The Borrower has signed and accepted facility letter no. CM/01/LesakaBridge/2024, dated 30 September 2024 ("the Facility Letter"), the general terms and conditions relating thereto and transaction annexure(s) (if any) (collectively "the Agreement"), in terms whereof the Bank agreed to make available a temporary credit facility to the Borrower subject to the terms and conditions as set forth in the Agreement, which the Borrower and the Bank wish to amend as hereinafter set forth;

3. CONDITIONS PRECEDENT

3.1. This First Addendum will be subject to the fulfilment or waiver, as the case may be, of the Further Condition Precedent that, by no later than 13 December 2024, the Bank has received a copy of the board resolutions, in form and substance acceptable to the Bank, passed by the board of directors of the Borrower -

3.1.1 approving the entering into by the Borrower of this First Addendum; and

3.1.2 authorising a specified person or persons to execute, on behalf of the Borrower, this First Addendum, and all other agreements and documents necessary to implement the provisions of this First Addendum.

3.2. Each of the Parties will use commercially reasonable endeavours (to the extent that it is within its control) to procure the fulfilment of the Further Condition Precedent as soon as reasonably possible after the Signature Date.

3.3. The Further Condition Precedent has been inserted for the benefit of the Bank and may therefore be waived, in whole or in part, by written notice by the Bank to the Borrower.

3.4. Unless the Further Condition Precedent has been fulfilled or waived by not later than the relevant date for fulfilment thereof set out in clause 3.1 (or such later date as the Bank may notify the Borrower in writing), this First Addendum will never become of any force or effect and the status quo ante will be restored as near as may be possible and none of the Parties will have any claim against the other Parties in terms hereof or arising from the failure of the Further Condition Precedent, save for any claims arising from a breach of the provisions of clause 3.2.

4. AMENDMENTS

The Facility Letter is hereby amended:

4.1. By the deletion of clause 1.1 in its entirety and its replacement with the following new clause 1.1:

1.1. "Short Term Direct

 Borrower: Lesaka Technologies Proprietary Limited

 Facility Amount: ZAR915,000,000

 Utilisation: General Banking Products

            Term of Facility: Subject to the fulfilment of the Conditions Precedent and the Further Condition Precedent and save if an Event of Default or a breach of any of the terms and conditions of this Facility Letter occurs, the date of fulfilment of the Conditions Precedent until 28 February 2025 ("the Final Maturity Date").

4.2. By the addition of a new clause 3.5.6 as follows:

"3.5.6 in an amount of up to ZAR250,000,000 to be used for general corporate purposes."; and

4.3. By the deletion of clause 3.6.1 in its entirety and its replacement with the following new clause 3.6.1:

"3.6.1 make the payments referred to in clauses 3.5.1 to 3.5.5 above once the Crossfin Holdings SPA has been executed by the parties thereto and the addendum to the Adumo SPA (each dated on 1 October 2024) have been executed by the Parties thereto;".

5. COMMENCEMENT & SAVING

5.1. Subject to the fulfilment and/or waiver of the Further Condition Precedent, the amended terms and conditions of the Agreement will be applicable as at date of last signature of this First Addendum.

5.2. Save for as set out above, all other terms and conditions of the Agreement remain valid and of full force and effect.

5.3. This First Addendum may be signed in one or more counterparts, all of which together shall be considered to constitute one and the same First Addendum as at date of signature of the party last signing one of the counterparts.

Signed at Sandon this 10th day of December 2024

For and on behalf of:   FirstRand Bank Limited (acting through its Rand Merchant Bank division)

/s/ Wally Laurens	/s/ Gerard Jagga
Walley Laurens	Gerard Jagga
Sector Banker	Sector Head

Signed at ……….....………………............ this ………….. day of ……………………………...2024

For and on behalf of: Lesaka Technologies Proprietary Limited (Reg. No. 2002/031446/07)

Daniel Smith	Group CFO
Full name of duly authorised signatory	Capacity / Office

/s/ Dan Smith
Signature (who warrants his/her authority)

Paul Encarnacao	Financial Director
Full name of duly authorised signatory	Capacity / Office

/s/ Paul Encarnacao
Signature (who warrants his/her authority)